UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earlies event reported): May 25, 2021

AIXIN LIFE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District

Chengdu City, Sichuan Province, China

(Address of principal executive offices)

86-313-6732526

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIXN	OTCQX

Cautionary Note Regarding Forward-Looking Statements:

Any statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans to,” “estimates,” “projects,” or similar expressions. Such statements may include, but are not limited to, statements about the Registrant’s planned acquisitions, the purchase price to be paid for such acquisitions and the future performance of the businesses to be acquired, and other statements that are not historical facts. Such statements are based upon the beliefs and expectations of the Company’s management as of this date only and are subject to risks and uncertainties that could cause actual results to differ materially. Therefore, investors are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law.

Explanatory Note

Aixin Life International, Inc. filed a Report on Form 8-K dated May 25, 2021, with respect to the acquisition of Chengdu Aixin Shangyan Hotel Management Co. Ltd., which owns and operates a hotel in Chengdu. This Form 8-K/A amends the Form 8-K dated May 25, 2021, to include the historical financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Initial 8-K. This Form 8-K/A makes no other amendments to the Initial 8-K, and should be read in conjunction with the Initial 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited balance sheet of Chengdu Aixin Shangyan Hotel Management Co., Ltd. as of December 31, 2020 and 2019, and the related statements of operations and accumulated deficit, and cash flows for the years then ended and the related notes to the financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited balance sheet of Chengdu Aixin Shangyan Hotel Management Co., Ltd. as of March 31, 2021 and the related unaudited statements of operations and accumulated deficit, and cash flows for the three months ended March 31, 2021 and the related notes to the unaudited financial statements, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 30, 2021 and for the year ended December 31, 2020 is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c) Exhibits:

Exhibit No.	Description

23.1	Consent of KCCW Accountancy Corp., independent registered public accounting firm.

99.1	Audited Financial Statements of Chengdu Aixin Shangyan Hotel Management Co., Ltd. as of and for the years ended December 31, 2020 and 2019.

99.2	Unaudited Financial Statements of Chengdu Aixin Shangyan Hotel Management Co., Ltd. as of and for the three months ended March 31, 2021.

99.3	Unaudited Pro Forma Combined Financial Statements as of and for the three months ended March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AiXin Life International, Inc.

Date: August 16, 2021	By:	/s/ Quanzhong Lin
Quanzhong Lin Chief Executive Officer